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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO UGI UTILITIES, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed S-3 Registration Statement File Nos. 333-4288 and 333-72540.




                                          ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 21, 2001